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                                                                   Exhibit 10.17

                                                                       EXECUTION

                           MASTER ASSIGNMENT AGREEMENT

               THIS ASSIGNMENT AGREEMENT ("AGREEMENT") is dated as of December 19, 1997 (the "ASSIGNMENT DATE") and entered into by and among BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("BCC"), BENEDEK BROADCASTING CORPORATION, a Delaware corporation ("COMPANY"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY ("CIBC-NYA"), as Administrative Agent and Collateral Agent under the Existing Credit Agreement (as defined below) (the "EXISTING AGENT"), and THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (individually referred to as a "LENDER" and collectively as "LENDERS").

               WHEREAS, BCC and Company have entered into that certain Credit Agreement dated as of June 6, 1996, as amended by that certain Limited Waiver and First Amendment to Credit Agreement dated as of October 31, 1996 and that certain Limited Waiver and Second Amendment to Credit Agreement dated as of February 28, 1997 (said Credit Agreement, as so amended, being referred to herein as the "EXISTING CREDIT AGREEMENT"; capitalized terms used herein without definition being used herein with the meanings assigned to such terms in the Existing Credit Agreement) with the Lenders listed on Annex A hereto (sometimes referred to herein individually as an "EXISTING LENDER" and collectively as "EXISTING LENDERS"), Pearl Street L.P., as Arranging Agent, Goldman, Sachs & Co., as Syndication Agent, and the Existing Agent.

               WHEREAS, BCC and Company have entered into that certain Amended and Restated Credit Agreement dated as of December 17, 1997 (the "NEW CREDIT AGREEMENT") with the Lenders listed on Annex B hereto (sometimes referred to herein individually as a "NEW LENDER" and collectively as "NEW LENDERS") and Bankers Trust Company, as Agent, pursuant to which New Lenders have agreed, subject to the terms and conditions set forth in the New Credit Agreement, to amend and restate the Existing Credit Agreement for the purpose of, among other things, converting (i) all of the outstanding AXELs Series A and a portion of the outstanding AXELs Series B into Tranche A Term Loans (such term being used herein as defined in the New Credit Agreement) and (ii) a portion of the outstanding AXELs Series B into Tranche B Term Loans (such term being used herein as defined in the New Credit Agreement) on the Assignment Date;

               WHEREAS, the New Credit Agreement contemplates that, as conditions precedent to the effectiveness of the New Credit Agreement, notwithstanding anything contained in the Existing Credit Agreement to the contrary, (i) Company shall have converted all Eurodollar Rate Loans outstanding under the Existing Credit Agreement on or before the Business Day preceding the Assignment Date into Base Rate Loans and, pursuant to this Agreement, shall have agreed to pay to Existing Lenders such amounts (the "CONVERSION COMPENSATION") as are payable pursuant to subsection 2.6D of the Existing













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Credit Agreement in connection with such conversion, in each case, to the extent the applicable Existing Lenders shall have notified Existing Agent and Company on or after the Assignment Date of the amounts of any Conversion Compensation so payable (the transactions described in this clause (i) being, collectively, the "CONVERSION TRANSACTIONS"), (ii) Company shall have paid to Existing Agent, for distribution (as appropriate) (a) to Existing Lenders, all accrued and unpaid interest with respect to all Loans outstanding on the Assignment Date, (b) to Existing Agent, Arranging Agent and/or Existing Lenders, all commitment fees and any other fees which are accrued and unpaid as of the Assignment Date under subsection 2.3 of the Existing Credit Agreement, (iii) Company shall have paid to Existing Agent, for distribution (as appropriate) to Existing Lenders that have not executed and delivered a waiver with respect to such prepayment fees ("NONWAIVING LENDERS"), an amount equal to the amount of prepayment fees that would have been paid by Company pursuant to subsection 2.4B(i)(b) of the Existing Credit Agreement with respect to the Nonwaiving Lenders' AXELs outstanding on the Assignment Date pursuant to subsection 2.4B(i)(b) of the Existing Credit Agreement if the aggregate amount of AXELs outstanding on the Assignment Date had been prepaid pursuant to subsection 2.4B(i)(a) of the Existing Credit Agreement on the Assignment Date (the transactions described in the foregoing clauses (ii) and (iii) being, collectively, the "OTHER PAYMENT TRANSACTIONS"), and (iv) the assignment and assumption transactions contemplated by this Agreement shall have been consummated; and

               WHEREAS, in order to effect a reallocation among all New Lenders of Existing Lenders' AXELs Series A, AXELs Series B and Revolving Loans outstanding on the Assignment Date in a manner which coincides with (i) the amount of AXELs Series A, AXELs Series B and Revolving Loans intended to be outstanding to each New Lender on the Assignment Date immediately prior to the effectiveness of the New Credit Agreement and (ii) the amount of "Tranche A Term Loans", "Tranche B Term Loans" and "Revolving Loans" (as such term is defined in the New Credit Agreement) intended to be outstanding to each New Lender under the New Credit Agreement on the Assignment Date (simultaneously with the effectiveness of the New Credit Agreement but prior to any borrowings under the New Credit Agreement on the Assignment Date), the parties hereto desire that the assignment and assumption transactions hereinafter set forth be consummated immediately after the consummation of the Conversion Transactions and the Other Payment Transactions and immediately prior to the effectiveness of the New Credit Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

               SECTION 1.  Certain Defined Terms.

               The following terms used in this Agreement shall have the following meanings:



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               "ASSIGNED AXEL SERIES A SHARE" means, with respect to each
Assignor AXEL Series A Lender, the amount of such Lender's AXEL Series A identified as such Lender's Assigned AXEL Series A Share in Part A of Schedule I annexed hereto.

               "ASSIGNED AXEL SERIES B SHARE" means, with respect to each Assignor AXEL Series B Lender, the amount of such Lender's AXEL Series B identified as such Lender's Assigned AXEL Series B Share in Part A of Schedule II annexed hereto.

               "ASSIGNED REVOLVING SHARE" means, with respect to each Assignor Revolving Lender, the aggregate amount of such Lender's Revolving Loan Commitment identified as such Lender's Assigned Revolving Share in Part A of
Schedule III annexed hereto, and any Revolving Loans outstanding thereunder on the date hereof.

               "ASSIGNEE AXEL SERIES A LENDER" means each Lender listed in Part B of Schedule I annexed hereto.

               "ASSIGNEE AXEL SERIES B LENDER" means each Lender listed in Part B of Schedule II annexed hereto.

               "ASSIGNEE REVOLVING LENDER" means each Lender listed in Part B of
Schedule III annexed hereto.

               "ASSIGNOR AXEL SERIES A LENDER" means each Lender listed in Part A of Schedule I annexed hereto.

               "ASSIGNOR AXEL SERIES B LENDER" means each Lender listed in Part A of Schedule II annexed hereto.

               "ASSIGNOR REVOLVING LENDER" means each Lender listed in Part A of
Schedule III annexed hereto.

               "ASSUMED AXEL SERIES A PERCENTAGE" means, with respect to each Assignee AXEL Series A Lender, the percentage identified as such Lender's Assumed AXEL Series A Percentage in Part B of Schedule I annexed hereto.

               "ASSUMED AXEL SERIES B PERCENTAGE" means, with respect to each Assignee AXEL Series B Lender, the percentage identified as such Lender's Assumed AXEL Series B Percentage in Part B of Schedule II annexed hereto.

               "ASSUMED REVOLVING PERCENTAGE" means, with respect to each Assignee Revolving Lender, the percentage identified as such Lender's Assumed Revolving Percentage in Part B of Schedule III annexed hereto.



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               SECTION 2.    ASSIGNMENT AND ASSUMPTION.

               A. AXELS SERIES A. (i) Each Assignor AXEL Series A Lender, severally and not jointly, hereby sells and assigns to each Assignee AXEL Series A Lender, without recourse and without representation or warranty (other than as expressly provided herein), such Assignee AXEL Series A Lender's Assumed AXEL Series A Percentage of all of such Assignor AXEL Series A Lender's rights and obligations arising under the Loan Documents with respect to its Assigned AXEL Series A Share, including, without limitation, (a) all such rights with respect to the AXEL Series A made and maintained by such Assignor AXEL Series A Lender pursuant to subsection 2.1A(i) of the Existing Credit Agreement, (b) all claims of such Assignor AXEL Series A Lender against persons who may in the future become or are now liable for repayment of such Assignor AXEL Series A Lender's AXEL Series A or reimbursement of expenses incurred by such Assignor AXEL Series A Lender on account of such AXEL Series A and (c) all amounts received by such Assignor AXEL Series A Lender on account of such AXEL Series A, whether from the Company, from the sale or other disposition of the Collateral pledged pursuant to the Collateral Documents, from others who are now or may in the future become obligated to such Assignor AXEL Series A Lender with respect to some or all of the amounts owing on such AXEL Series A, or from any other source, including without limitation, recovery from litigation. In consideration of the foregoing assignment, each Assignee AXEL Series A Lender shall pay to each Assignor AXEL Series A Lender, in accordance with the provisions of Section 2A(iii) hereof, an amount equal to such Assignee AXEL Series A Lender's Assumed AXEL Series A Percentage multiplied by such Assignor AXEL Series A Lender's Assigned AXEL Series A Share (such amount being the "AXEL SERIES A CONSIDERATION" payable by such Assignee AXEL Series A Lender to such Assignor AXEL Series A Lender).

               (ii) Each Assignee AXEL Series A Lender hereby assumes from each Assignor AXEL Series A Lender, and, as between such Assignor AXEL Series A Lender and Assignee AXEL Series A Lender, such Assignor AXEL Series A Lender is hereby expressly and absolutely released from, such Assignee AXEL Series A Lender's Assumed AXEL Series A Percentage of all of such Assignor AXEL Series A Lender's obligations arising under the Loan Documents relating to its Assigned AXEL Series A Share, including, without limitation, all obligations with respect to any AXELs Series A made and/or maintained pursuant to the Existing Credit Agreement.

               (iii) Each Assignee AXEL Series A Lender agrees to pay to Existing Agent, for distribution (as appropriate) to each Assignor AXEL Series A Lender, an amount equal to the aggregate AXEL Series A Consideration owed by such Assignee AXEL Series A Lender to all Assignor AXEL Series A Lenders as set forth in Part B of Schedule I annexed hereto, in same day funds not later than 12:00 Noon (New York time) on the Assignment Date. Existing Agent shall distribute to each Assignor AXEL Series A Lender an amount in same day funds on the Assignment Date equal to the amount of such Assignor AXEL Series A Lender's respective share of such proceeds. As a result of the payment by each Assignee AXEL Series A Lender to each Assignor AXEL Series A Lender of the AXEL Series A Consideration payable by such Assignee AXEL Series A Lender to such Assignor AXEL



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Series A Lender, each Assignor AXEL Series A Lender shall be entitled to receive an aggregate amount of AXEL Series A Consideration equal to such Assignor AXEL Series A Lender's Assigned AXEL Series A Share as set forth in Part A of
Schedule I annexed hereto.

               B. AXELS SERIES B. (i) Each Assignor AXEL Series B Lender, severally and not jointly, hereby sells and assigns to each Assignee AXEL Series B Lender, without recourse and without representation or warranty (other than as expressly provided herein), such Assignee AXEL Series B Lender's Assumed AXEL Series B Percentage of all of such Assignor AXEL Series B Lender's rights and obligations arising under the Loan Documents with respect to its Assigned AXEL Series B Share, including, without limitation, (a) all such rights with respect to the AXEL Series B made and maintained by such Assignor AXEL Series B Lender pursuant to subsection 2.1A(ii) of the Existing Credit Agreement, (b) all claims of such Assignor AXEL Series B Lender against persons who may in the future become or are now liable for repayment of such Assignor AXEL Series B Lender's AXEL Series B or reimbursement of expenses incurred by such Assignor AXEL Series B Lender on account of such AXEL Series B and (c) all amounts received by such Assignor AXEL Series B Lender on account of such AXEL Series B, whether from the Company, from the sale or other disposition of the Collateral pledged pursuant to the Collateral Documents, from others who are now or may in the future become obligated to such Assignor AXEL Series B Lender with respect to some or all of the amount owing on such AXEL Series B, or from any other source, including, without limitation, recovery from litigation. In consideration of the foregoing assignment, each Assignee AXEL Series B Lender shall pay to each Assignor AXEL Series B Lender, in accordance with the provisions of Section 2B(iii) hereof, an amount equal to such Assignee AXEL Series B Lender's Assumed AXEL Series B Percentage multiplied by such Assignor AXEL Series B Lender's Assigned AXEL Series B Share (such amount being the "AXEL SERIES B CONSIDERATION" payable by such Assignee AXEL Series B Lender to such Assignor AXEL Series B Lender).

               (ii) Each Assignee AXEL Series B Lender hereby assumes from each Assignor AXEL Series B Lender, and, as between such Assignor AXEL Series B Lender and Assignee AXEL Series B Lender, such Assignor AXEL Series B Lender is hereby expressly and absolutely released from, such Assignee AXEL Series B Lender's Assumed AXEL Series B Percentage of all of such Assignor AXEL Series B Lender's obligations arising under the Loan Documents relating to its Assigned AXEL Series B Share, including, without limitation, all obligations with respect to any AXELs Series B made and/or maintained pursuant to the Existing Credit Agreement.

               (iii) Each Assignee AXEL Series B Lender agrees to pay to Existing Agent, for distribution (as appropriate) to each Assignor AXEL Series B Lender, an amount equal to the aggregate AXEL Series B Consideration owed by such Assignee AXEL Series B Lender to all Assignor AXEL Series B Lenders as set forth in Part B of Schedule II annexed hereto, in same day funds not later than 12:00 Noon (New York time) on the Assignment Date. Existing Agent shall distribute to each Assignor AXEL Series B Lender an amount in same day funds on the Assignment Date equal to the amount of such Assignor AXEL Series B



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Lender's respective share of such proceeds. As a result of the payment by each
Assignee AXEL Series B Lender to each Assignor AXEL Series B Lender of the AXEL Series B Consideration payable by such Assignee AXEL Series B Lender to such Assignor AXEL Series B Lender, each Assignor AXEL Series B Lender shall be entitled to receive an aggregate amount of AXEL Series B Consideration equal to such Assignor AXEL Series B Lender's Assigned AXEL Series B Share as set forth in Part A of Schedule II annexed hereto.

               C. REVOLVING LOANS. (i) Each Assignor Revolving Lender, severally and not jointly, hereby sells and assigns to each Assignee Revolving Lender, without recourse and without representation or warranty (other than as expressly provided herein), such Assignee Revolving Lender's Assumed Revolving Percentage of all of such Assignor Revolving Lender's rights and obligations arising under the Loan Documents with respect to its Assigned Revolving Share, including, without limitation, (a) all such rights with respect to Revolving Loans made and to be made by such Assignor Revolving Lender pursuant to subsection 2.1A(iii) of the Existing Credit Agreement, (b) all claims of such Assignor Revolving Lender against persons who may in the future become or are now liable for repayment of such Assignor Revolving Lender's Revolving Loans or reimbursement of expenses incurred by such Assignor Revolving Lender on account of such Revolving Loans and (c) all amounts received by such Assignor Revolving Lender on account of such Revolving Loans, whether from the Company, from the sale or other disposition of the Collateral pledged pursuant to the Collateral Documents, from others who are now or may in the future become obligated to such Assignor Revolving Lender with respect to some or all of the amounts owing on such Revolving Loans, or from any other source, including, without limitation, recovery from litigation. In consideration of the foregoing assignment, each Assignee Revolving Lender shall pay to each Assignor Revolving Lender, in accordance with the provisions of Section 2C(iii) hereof, an amount equal to such Assignee Revolving Lender's Assumed Revolving Percentage multiplied by such Assignor Revolving Lender's Assigned Revolving Share to the extent it consists of outstanding Revolving Loans on the date hereof (such amount being the "REVOLVING CONSIDERATION" payable by such Assignee Revolving Lender to such Assignor Revolving Lender).

               (ii) Each Assignee Revolving Lender hereby assumes from each Assignor Revolving Lender, and, as between such Assignor Revolving Lender and Assignee Revolving Lender, such Assignor Revolving Lender is hereby expressly and absolutely released from, such Assignee Revolving Lender's Assumed Revolving Percentage of all such Assignor Revolving Lender's obligations arising under the Loan Documents relating to its Assigned Revolving Share, including without limitation, all obligations with respect to any Revolving Loans made, to be made and/or maintained pursuant to the Existing Credit Agreement.

               (iii) Each Assignee Revolving Lender agrees to pay to Existing Agent, for distribution (as appropriate) to each Assignor Revolving Lender, an amount equal to the aggregate Revolving Consideration owed by such Assignee Revolving Lender to all Assignor Revolving Lenders as set forth in Part B of
Schedule III annexed hereto, in same day funds not later than 12:00 Noon (New York time) on the Assignment Date. Existing Agent shall



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distribute to each Assignor Revolving Lender an amount in same day funds on the
Assignment Date equal to the amount of such Assignor Revolving Lender's respective share of such proceeds. As a result of the payment by each Assignee Revolving Lender to each Assignor Revolving Lender of the Revolving Consideration payable by such Assignee Revolving Lender to such Assignor Revolving Lender, each Assignor Revolving Lender shall be entitled to receive an aggregate amount of Revolving Consideration equal to such Assignor Revolving Lender's Assigned Revolving Share to the extent it consists of outstanding Revolving Loans on the date hereof as set forth in Part A of Schedule III annexed hereto.

               (iv) Each Assignor Revolving Lender and Assignee Revolving Lender hereby agrees that the assignment and assumption transactions effected pursuant to this Agreement with respect to the Assigned Revolving Share of any Assignor Revolving Lender shall pertain to such Assignor Revolving Lender's outstanding Revolving Loans made to Company in proportion to the relative outstanding principal amounts of such Assignor Revolving Lender's outstanding Revolving Loans made to Company.

               D. LENDERS' OUTSTANDING LOANS AND COMMITMENTS BEFORE AND AFTER ASSIGNMENTS. Each Lender hereby agrees that Schedule IV annexed hereto sets forth the amount of the outstanding AXELs Series A, AXELs Series B and Revolving Loans of each Lender and the amount of the Revolving Loan Commitment of each Lender, in each case before and after giving effect to the assignments and assumptions described above but prior to the effectiveness of the New Credit Agreement.

               E. NEW LENDERS' OUTSTANDING LOANS AND COMMITMENTS AFTER ASSIGNMENTS. Each New Lender hereby agrees that Schedule V annexed hereto sets forth the amount of the outstanding Tranche A Term Loans, Tranche B Term Loans and Revolving Loans (as defined in the New Credit Agreement) of each New Lender and of the Revolving Loan Commitments (as defined in the New Credit Agreement) of each New Lender, in each case after giving effect to the assignments and assumptions described above and simultaneously with the effectiveness of the New Credit Agreement but without giving effect to any borrowings under the New Credit Agreement.

               SECTION 3.  ASSIGNORS NOT RESPONSIBLE FOR CERTAIN MATTERS.

               A. Each Assignee AXEL Series A Lender, Assignee AXEL Series B Lender and Assignee Revolving Lender (each an "ASSIGNEE") represents and warrants that it has become a party hereto solely in reliance upon its own independent investigation of the financial and other circumstances surrounding Company, the Collateral, the Loans and all aspects of the transactions evidenced by or referred to in the Loan Documents, or has otherwise satisfied itself with respect thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Agreement) of any Assignor AXEL Series A Lender, Assignor AXEL Series B Lender or Assignor Revolving Lender (each an "ASSIGNOR") in connection with the assignment effected by this Agreement. Each Assignee further acknowledges that it



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will, independently and without reliance upon any Assignor and based upon such
Assignee's review of such documents and information as such Assignee deems appropriate at the time, continue to make its own credit decisions in connection with the assignment effected by this Assignment. Each Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of any Assignee or to provide any Assignee with any credit or other information with respect thereto.

               B. Each Assignee represents and warrants to each Assignor that it has experience and expertise in the making of loans such as the Loans; that it has acquired its interests in the Loans and the Commitments hereunder for its own account and not with any present intention of selling all or any portion of such interest other than as permitted by the Existing Credit Agreement; and that it has received, reviewed and approved copies of all Loan Documents.

               C. No Assignor shall be responsible to any Assignee for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or in any written or oral statements or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by any Assignor to any Assignee or by or on behalf of Company to any Assignor or any Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other person liable for the payment of any Loans or the value of the Collateral or any other matter. No Assignor shall be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default.

               D. Each Assignor hereby represents and warrants to each Assignee that, at the time of each assignment described above, (i) such Assignor will be the present holder of its AXEL Series A Note, AXEL Series B Note and/or Revolving Notes issued by Company, as the case may be, (ii) such Assignor's Assigned AXEL Series A Share, Assigned AXEL Series B Share and/or Assigned Revolving Share, as the case may be, will not have been, other than with respect to the assignments contemplated by this Agreement, assigned, charged, pledged or otherwise encumbered and (iii) such Assignor is the legal and beneficial owner of such Assignor's Assigned AXEL Series A Share, Assigned AXEL Series B Share and/or Assigned Revolving Share, as the case may be, free and clear of any adverse claim.

               E. Each party to this Agreement represents and warrants to the other parties to this Agreement that it has full power and authority to enter into this Agreement and to perform its obligations under this Agreement in accordance with the provisions of this Agreement, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party,



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enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

               SECTION 4.    NOTICES.

               Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the parties at their respective addresses set forth opposite their respective names on the signature pages hereto and shall be deemed to have been properly given only if telecopied, telexed, hand-delivered, sent by an overnight mail or messenger service, or sent by first-class mail, postage prepaid and so addressed, and shall be deemed to have been given on the day it is received (if telecopied, telexed or hand-delivered), on the first business day after it is sent (if sent by an overnight mail or messenger service), or on the third business day after it is sent (if sent by first-class mail); by giving notice as provided above, any party may designate a different address for notices, statements, demands, consents, approvals or other communications intended for it.

               SECTION 5.    CERTAIN PAYMENTS.

               Company hereby agrees to pay (i) each Existing Lender the amount of the Conversion Compensation, if any, which such Existing Lender notifies Existing Agent and Company on or after the Assignment Date to be payable in connection with the Conversion Transactions promptly after receipt of such notice (ii) to Existing Agent, for distribution (as appropriate) to Arranging Agent, Existing Agent and/or Existing Lenders, as the case may be, the amounts payable with respect to the Other Payment Transactions on or before the Assignment Date. Notwithstanding anything in this Agreement or implied by law to the contrary, the obligation of Company set forth in this Section 5 shall survive the consummation of the assignment and assumption transactions contemplated by this Agreement and the effectiveness of the New Credit Agreement.

               SECTION 6.  CERTAIN CONSENTS AND WAIVERS.

               A. Existing Agent and Company hereby (i) acknowledge and consent to the assignment to and assumption by each Assignee of each Assignor's rights and obligations with respect to the Loans and Commitments effected pursuant to the foregoing Assignment Agreement and (ii) agree that, for all purposes of the Loan Documents, each Lender shall, after giving effect to such assignments and assumptions, be deemed to be a Lender having the Commitments and outstanding Loans reflected for such Lender on Schedule IV (Post- Assignment) annexed hereto. Existing Agent hereby waives the payment of any processing and recordation fees in connection with the assignment and assumption transactions contemplated by this Agreement.

               B. Each of Existing Agent, BCC, Company and Lenders hereby (i) acknowledges and agrees that, notwithstanding anything to the contrary contained in the



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Existing Credit Agreement, Company may convert any Eurodollar Rate Loans outstanding on the Assignment Date, on the third Business Day preceding the Assignment Date, on the second Business Day preceding the Assignment Date or on the Business Day immediately preceding the Assignment Date to Base Rate Loans; provided that Company shall pay to Existing Lenders any Conversion Compensation with respect thereto in accordance with Section 5 hereof and (ii) notwithstanding anything to the contrary contained in the Existing Credit Agreement or any of the other Loan Documents, waives any requirement of prior written notice with respect to Existing Agent's resignation as Administrative Agent and Collateral Agent under the Existing Credit Agreement pursuant to that certain Assignment of Loan Documents and Resignation of Canadian Imperial Bank of Commerce, New York Agency, as Administrative Agent and Collateral Agent, such resignation to be effective simultaneously with the effectiveness of the New Credit Agreement, and hereby acknowledges and consents to such resignation.

               SECTION 7.    MISCELLANEOUS PROVISIONS.

               A. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

               B. Titles and headings of sections in this Agreement are for convenience of reference only and shall not be used to define or limit the provisions hereof.

               C. All of the terms, covenants and conditions herein contained shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns.

               D. Every provision of this Agreement is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and to the extent possible all of the other provisions shall nonetheless remain in full force and effect.

               E. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute but one and the same agreement. The signature pages of all counterparts of this Agreement may be detached and attached to a single counterpart of this Agreement so that all signature pages are physically attached to the same document.

               F. This Agreement shall become effective upon (i) the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Bankers Trust Company, as Agent under the New Credit Agreement of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the satisfaction of all conditions precedent set forth in subsection
3.2 of the New Credit Agreement, including, without



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limitation, the consummation of the Conversion Transactions and the Other
Payment Transactions but excluding, however, the conditions set forth in (i) subsection 3.2B of the New Credit Agreement with respect to the consummation of the assignment and assumption transactions contemplated by this Agreement and
(ii) subsection 3.20 of the New Credit Agreement.

               G. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                                             11

                                            CANADIAN IMPERIAL BANK OF
                                                   COMMERCE, NEW YORK AGENCY,

                                            as Administrative Agent and
                                            Collateral Agent under the
                                            Existing Credit Agreement

                                            By:
                                               ----------------------------
                                                Managing Director

                                            Notice Address:

                                            Canadian Imperial Bank of Commerce,
                                            New York Agency
                                            425 Lexington Avenue
                                            New York, NY  10017
                                            Attention:    Colleen C. Risorto
                                            Telecopy:     (212) 856-3558
                                            Telephone:    (212) 856-3774

                                            With a copy to:

                                            Attention:    Arlene Tellerman
                                            Telecopy:     (212) 856-3763
                                            Telephone:    (212) 856-3695



                                            S-1

                                            LENDERS:

                                            BANKERS TRUST COMPANY


                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Bankers Trust Company
                                            One Bankers Trust Plaza
                                            130 Liberty Street
                                            New York, New York  10006
                                            Attention:    Gregory Shefrin
                                            Telecopy:     (212) 250-7218



                                            S-2

                                            GOLDMAN SACHS CREDIT PARTNERS
                                                   L.P.

                                            By:
                                                --------------------------------
                                                Authorized Signatory

                                            Notice Address:

                                            Goldman, Sachs Credit Partners L.P.
                                            35 Broad Street
                                            New York, New York  10004
                                            Attention:    Stephen King
                                            Telecopy:     (212) 902-3000



                                            S-3

                                            CIBC INC.

                                            By:
                                               ---------------------------
                                               Managing Director

                                            Notice Address:

                                            Canadian Imperial Bank of Commerce,
                                            New York Agency
                                            425 Lexington Avenue
                                            New York, NY  10017
                                            Attention:    Colleen C. Risorto
                                            Telecopy:     (212) 856-3558
                                            Telephone:    (212) 856-3774

                                            With a copy to:

                                            Attention:    Arlene Tellerman
                                            Telecopy:     (212) 856-3763
                                            Telephone:    (212) 856-3695



                                            S-4

                                            BANQUE FRANCAISE DU COMMERCE
                                                    EXTERIEUR

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            Notice Address:

                                            Banque Francaise Du Commerce
                                               Exterieur
                                            645 Fifth Avenue
                                            New York, New York  10022
                                            Attention:    Rick Kammler
                                            Telecopy:     (212) 872-5045



                                            S-5

                                            DLJ CAPITAL FUNDING, INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            DLJ Capital Funding, Inc.
                                            277 Park Avenue
                                            10th Floor
                                            New York, New York  10172
                                            Attention:    Jennifer Patrickakos
                                            Telecopy:     (212) 892-6031



                                            S-6

                                            MASSACHUSETTS MUTUAL LIFE
                                                   INSURANCE COMPANY

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:

                                        Notice Address:

                                        Massachusetts Mutual Life Insurance Co.
                                        1295 State Street
                                        Springfield, MA  01111
                                        Attention:    John Wheeler
                                        Telecopy:     (413) 744-6127



                                            S-7

                                            MERRILL LYNCH SENIOR FLOATING
                                                   RATE FUND, INC.

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Merrill Lynch Asset Management
                                            800 Scudders Mill Road, Area 1B
                                            Plainsboro, NJ  08536
                                            Attention:    J. Matteo
                                            Telecopy:     (609) 282-2756



                                            S-8

                                            METROPOLITAN LIFE INSURANCE
                                                   COMPANY

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Metropolitan Life Insurance Company
                                            3344 Madison Avenue
                                            Convent Station, NJ  07961
                                            Attention:    James R. Dingler
                                            Telecopy:     (201) 254-3050



                                            S-9

                                         THE NORTHWESTERN MUTUAL LIFE
                                                INSURANCE COMPANY

                                         By:
                                            ------------------------------
                                            Name:
                                            Title:

                                         Notice Address:

                                         The Northwestern Mutual Life
                                             Insurance Company
                                         720 East Wisconsin Avenue
                                         Milwaukee, WI  53202
                                         Attention: David A. Barras/Mark Boyle
                                         Telecopy:  414) 299-7124

                                         With a copy to:

                                         Nance Kinney
                                         Telephone:    (414) 299-1679
                                            Telecopy:     (414) 299-5714



                                            S-10

                                       PILGRIM AMERICA PRIME RATE
                                              TRUST

                                       By:
                                          ------------------------------
                                          Name:
                                          Title:

                                       Notice Address:

                                       Pilgrim America Prime Rate Trust
                                       Two Renaissance Square
                                       40 North Central Avenue
                                       Suite 1200
                                       Phoenix, AZ  85004-3444
                                       Attention:    Melina Dempsey/Bill Nutting
                                       Telecopy:     (602) 417-8321

                                       With a copy to:

                                       State Street Bank and Trust Company
                                       Alternative Structures Unit
                                       Boston, MA
                                       Attention:    Wayne Elpus
                                       Ref:  Pilgrim America Prime Rate Trust
                                       Telecopy:     (617) 664-5291



                                            S-11

                                            PRIME INCOME TRUST

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Dean Witter-Prime Income Trust
                                            2 World Trade Center, 72nd Floor
                                            New York, New York  10048
                                            Attention:    Louis Pistecchia
                                            Telecopy:     (212) 392-5345



                                            S-12

                              INTENTIONALLY OMITTED



                                            S-13

                                            KZH HOLDING CORPORATION III

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            KZH Holding Corporation III
                                            c/o The Chase Manhattan Bank
                                            450 West 33rd Street - 15th Floor
                                            New York, New York  10001
                                            Attention:    Virginia Conway
                                            Telephone:    (212) 946-7575
                                            Telecopy:     (212) 946-7776



                                            S-14

                                            SENIOR DEBT PORTFOLIO

                                            By:  Boston Management and Research
                                                 as Investment Advisor

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Eaton Vance Senior Debt Portfolio
                                            24 Federal Street, 6th Floor
                                            Boston, MA  02110
                                            Attention:    Juliana Riley
                                            Telecopy:     (617) 348-0115



                                      S-15

                                            STRATA FUNDING LTD.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Chancellor LGT Senior Secured
                                               Management, Inc.
                                            1166 Avenue of the Americas
                                            27th Floor
                                            New York, New York  10036
                                            Attention:    Stephen M. Altieri
                                            Telecopy:     (212) 278-9619



                                            S-16

                                            VAN KAMPEN CLO I LTD.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Van Kampen America Capital Prime
                                                   Rate Income Trust
                                            One Park View Plaza
                                            Oakbrook Terrace, IL  60181
                                            Attention:    Brian Murphy
                                            Telecopy:     (630) 684-6740

                                            with a copy to:

                                            State Street Bank & Trust
                                            Corporate Trust Department
                                            P.O. Box 778
                                            Boston, MA  02102
                                            Attention:    Sean Emerson
                                            Telecopy:     (617) 664-5366



                                            S-17

                                            VAN KAMPEN AMERICAN CAPITAL
                                                   PRIME RATE INCOME TRUST

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Van Kampen America Capital Prime
                                                   Rate Income Trust

                                            One Park View Plaza
                                            Oakbrook Terrace, IL  60181
                                            Attention:    Brian Murphy
                                            Telecopy:     (630) 684-6740

                                            with a copy to:

                                            State Street Bank & Trust
                                            Corporate Trust Department
                                            P.O. Box 778
                                            Boston, MA  02102
                                            Attention:    Sean Emerson
                                            Telecopy:     (617) 664-5366



                                            S-18

                                            MORGAN STANLEY SENIOR FUNDING,
                                                   INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Morgan Stanley Senior Funding, Inc.
                                            1585 Broadway, 10th Floor
                                            New York, New York  10036
                                            Attention: James Morgan
                                            Telecopy: (212) 761-0592



                                            S-19

                                            BCC AND COMPANY:

                                            BENEDEK BROADCASTING
                                                   CORPORATION

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Benedek Broadcasting Corporation
                                            100 Park Avenue
                                            Rockford, IL  61101
                                            Attention:    A. Richard Benedek
                                            Telecopy:     (815) 987-5335

                                            with a copy to:

                                            Shack & Siegel, P.C.
                                            530 Fifth Avenue
                                            New York, New York  10036
                                            Attention:    Paul S. Goodman, Esq.
                                            Telecopy:     (212) 730-1964



                                            S-20

                                            BENEDEK COMMUNICATIONS
                                                   CORPORATION

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Benedek Broadcasting Corporation
                                            100 Park Avenue
                                            Rockford, IL  61101
                                            Attention:    A. Richard Benedek
                                            Telecopy:     (815) 987-5335

                                            with a copy to:

                                            Shack & Siegel, P.C.
                                            530 Fifth Avenue
                                            New York, New York  10036
                                            Attention: Paul S. Goodman, Esq.
                                            Telecopy: (212) 730-1964



                                            S-21

                                            CANADIAN IMPERIAL BANK OF COMMERCE

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            Notice Address:

                                            Canadian Imperial Bank of Commerce
                                            425 Lexington Avenue
                                            New York, New York 10017
                                            Attention:    William Swenson
                                            Telecopy:     (212) 856-3799

                                            With a copy to:

                                            Canadian Imperial Bank of Commerce
                                            2 Paces West, Suite 1200
                                            2727 Paces Ferry Road
                                            Atlanta, GA 30339

                                            Attention:    Elayne Fudge
                                            Telecopy :    (770) 319-4955



                                            S-22